UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lindenstrasse 8

6340 Baar

Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On and after April 27, 2012, in connection with its proxy solicitation for proposals to be voted on at its 2012 Annual Meeting of Shareholders on May 3, 2012 (the “Annual Shareholder Meeting”), representatives of Allied World Assurance Company Holdings, AG (the “Company”) will present to various investors the information described in the slides furnished with this report as Exhibit 99.1.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Additional Information About the Annual Meeting and Where to Find It

This communication relates to a proposal to be voted on at the Company’s Annual Shareholder Meeting. In connection with the Annual Shareholder Meeting, on March 16, 2012 the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement that provides details on this proposal. This communication is not a substitute for the proxy statement. Investors and security holders are urged to read the proxy statement because it contains important information about the Annual Shareholder Meeting. The proxy statement is available free of charge at the SEC’s website (www.sec.gov). You may also obtain the proxy statement by contacting the Company’s Corporate Secretary, attention: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the Annual Shareholder Meeting. Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated March 16, 2012 for the Annual Shareholder Meeting. Investors should read the proxy statement carefully before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Management presentation related to new share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: April 27, 2012	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Management presentation related to new share repurchase program.